Aegis High Yield Fund
Semi-Annual Report
June 30, 2004

Shareholders? Letter

August 9, 2004

To the shareholders of the Aegis High Yield Fund:

We are pleased to present the Aegis High Yield Fund?s inaugural semi-annual report, for the six-month period ended June 30, 2004.

We want to take this opportunity to welcome all of our shareholders to the Fund. We are quite excited about this new offering and greatly appreciate your support. At any time, if you would like further information about the Fund, please go to our website at www.aegisfunds.com for a more detailed look at the high-yield bond market and the Fund?s investment approach.

For your benefit, we will review the objectives and strategy of the Aegis High Yield Fund:

The Aegis High Yield Fund seeks to earn consistent total returns in the market that exceed our benchmark over periods of three to five years, with below-average risk compared to our peers. Our long-term investment strategy is based on our total return objective. We use in-depth fundamental analysis of issuers to identify bonds and build a portfolio with the potential for capital appreciation due to improved company performance, ratings upgrades, or better industry conditions. We seek situations where Wall Street?s appraisal of a security?s value is more negative than we have determined based upon an independent study of the facts. Often these situations occur among bond issues of smaller companies. The bonds we purchase are not necessarily the highest yielding issues in the market. Our goal is to maximize risk-adjusted long-term total return.

The Fund commenced investment operations as of January 1, 2004. For its initial six month operating period ended June 30, 2004, the Aegis High Yield Fund posted a total return of 0.30 percent, versus a total return of 1.36 percent for its benchmark, the Lehman U.S. Corporate High Yield Index. The Fund?s closing net asset value at the end of the period was $9.95 per share, and income distributions totaling eight cents per share were paid during the period.

The Fund was in a very cautious position and maintained high liquidity at June 30, with a weighted average portfolio maturity of less than 3 years and cash equivalents equaling close to 48% of portfolio value.

Financial statements for the Fund?s most recent operating period are included in this report.

A more in-depth review of the Fund?s performance and outlook can be found in the Advisor?s report that is provided to you separately. Our decision to use this particular format is a result of the Sarbanes-Oxley Act of 2002. Under the Act, mutual fund officers are required to certify the entirety of each Annual and Semi-Annual report. After some deliberation, we reached the conclusion that we are not in a position to certify data provided by third parties, nor will we certify any analysis and subjective conclusions drawn from such data.

Nonetheless, we strongly feel that a thoughtful and detailed discussion of current market conditions is important to our shareholders. Therefore, please continue to anticipate reading this more subjective kind of commentary and analysis in the Advisor?s Report.

Again, thank you for your support of this new Fund. We are pleased to have you with us.

Aegis Financial Corporation
William S. Berno, CFA
Managing Director, Portfolio Manager


Note: All historical performance returns shown in this shareholders? letter for the Aegis High Yield Fund are presented on a pre-tax basis. Returns include reinvestment of income and capital gains. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when redeemed.




Aegis High Yield Fund
Schedule of Portfolio Investments
June 30, 2004
(Unaudited)


Corporate Bonds - 51.5%                   Principal Amount  Market Value
-----------------------                   ----------------  ------------

Industrial Cyclicals - 14.2%

Lyondell Chem. Sr. Sec. Deb. 9.875% 5/1/07         100,000      105,000

Resolution Perfrmnce Sr. Sub. Nt. 13.50% 11/15/10  100,000       93,750

Union Carbide Deb. 6.79% 6/1/25 (put date 6/1/05)  100,000      101,500
                                                                -------
                                                                300,250

Retail and Wholesale - 7.1%

Marsh Supermkts Inc. Sr. Sub. Notes 8.875% 8/1/07   50,000       50,250

Nash Finch Co. Sr. Sub. Notes 8.50% 5/1/08         100,000      100,125
                                                                -------
                                                                150,375

Transportation and Services - 7.0%

Williams Scotsman Inc. Sr. Notes 9.875% 6/1/07     100,000       99,750

Sea Containers Ltd. Sr. Notes 7.875% 2/15/08        50,000       49,250
                                                                -------
                                                                149,000


Energy & Natural Resources - 9.2%

Parker Drilling Co. Cv. Deb. 5.50% 8/1/04           28,000       28,000

USEC Inc. Sr. Notes 6.625% 1/20/06                 100,000       99,500

Trico Marine Svcs Inc. Sr. Notes 8.875% 5/15/12*   125,000       66,875
                                                                -------
                                                                194,375

Consumer Products - 6.9%

North Atl. Trading Inc. Sr. Notes 9.25% 3/1/12     150,000      145,875
                                                                -------
                                                                145,875


Technology and Communications - 7.1%

Nortel Networks Ltd. Notes 6.125% 2/15/06          100,000      101,000

Mediacom LLC Sr. Notes 8.50% 4/15/08                50,000       50,500
                                                                -------
                                                                151,500
                                                              ---------
Total Corporate Bonds - (Cost $1,090,289)                     1,091,375

Short-Term Investments - 47.1%

U.S. Treasury Bill due 7/29/04                   1,000,000      999,263
                                                              ---------

Total Short-Term Investments - (Cost $999,263)                  999,263
                                                              ---------
Total Investments - 98.6% (Cost $2,089,552)                   2,090,638

Other Assets and Liabilities - 1.4%                              30,221
                                                              ---------
Net Assets - 100.0%                                           2,120,859
                                                              =========



* Non-income producing security due to default






Aegis High Yield Fund
Statement of Assets and Liabilities
June 30, 2004
(Unaudited)


Assets


Investments at market value  (cost $2,089,552)            $2,090,638

Cash                                                           9,440

Receivable for investment securities sold                          0

Receivable for fund shares sold                                    0

Interest and dividends receivable                             21,307

Other assets                                                       0
                                                           ---------
  Total assets                                             2,121,385



Liabilities


Payable for investment securities purchased                        0

Payable for fund shares redeemed                                   0

Accrued expenses                                                 526
                                                               -----
   Total liabilities                                             526


Net assets (213,086.544 shares of beneficial
   interest outstanding)                                  $2,120,859
                                                          ==========



Net assets consist of:

   Paid-in capital                                        $2,127,004

   Accumulated net investment income                          (6,785)

   Accumulated net realized gain                                (446)

   Net unrealized appreciation                                 1,086
                                                          ----------

Net assets                                                $2,120,859


Net asset value per share                                      $9.95





Aegis High Yield Fund
Statement of Operations
For the Period January 1, 2004
to June 30, 2004
(Unaudited)


Investment Income

  Dividends                                                       $0

  Interest                                                    20,702
                                                              ------

     Total income                                             20,702



Expenses

  Investment advisory fees                                     7,894

  Transfer agency and administration fees                      2,193

  Registration fees                                            3,600

  Custody fees                                                 3,420

  Printing and postage costs                                   1,410

  Legal and accounting fees                                    5,000

  Directors fees                                               3,000

  Insurance and other                                          1,900
                                                             -------

     Gross expenses                                           28,417

  Less:  fees paid indirectly                                   (739)

  Less:  fees reimbursed by investment advisor               (17,152)
                                                             -------

     Net expenses                                             10,526
                                                              ------

Net investment income                                         10,176
                                                              ------



Realized and unrealized gain (loss) on investments

  Net realized gain on investments                              (446)

  Change in unrealized appreciation (depreciation) of
       investments for the period                              1,086
                                                              ------

Net realized and unrealized gain (loss) on investments           640
                                                              ------

Net increase in net assets resulting from operations         $10,816
                                                             =======





Aegis High Yield Fund
Statement of Changes in Net Assets
For the Period January 1, 2004
to June 30, 2004
(Unaudited)


Increase in net assets from operations

  Investment income net                                     $10,176

  Net realized gain on investments                             (446)

  Change in unrealized appreciation                           1,086
                                                            -------

     Net increase (decrease) in net assets
        resulting from operations                            10,816


Distributions

  Investment income net                                     (16,961)

  Realized capital gains                                          0
                                                            -------

     Total distributions                                    (16,961)



Capital share transactions*

  Subscriptions                                           2,010,043

  Distributions reinvested                                   16,961

  Redemptions                                                     0
                                                         ----------

     Total capital share transactions                     2,027,004


     Total increase in net assets                         2,020,859
                                                         ----------

Net assets at beginning of period                           100,000


Net assets at end of period                              $2,120,859
                                                         ==========



*Share information

  Subscriptions                    201,375
  Distributions reinvested           1,711
  Redemptions                            0





Aegis High Yield Fund
Financial Highlights
For Six Months Ending June 30, 2004
(Unaudited)




                                For the period ended June 30, 2004

Per share data:

Net asset value - beginning of period                    $10.00

Income from investment operations-

Net investment income                                      0.03

Net realized and unrealized gain (loss) on investments     0.00
                                                         ------
   Total from investment operations                        0.03


Less distributions declared to shareholders

   Net investment income                                 (0.08)

   Net realized capital gains                             0.00
                                                        ------
     Total distributions                                 (0.08)


Net asset value - end of period                          $9.95
                                                        ------

Total investment return                                   0.30%


Ratios (to average net assets)/supplemental data:

Expenses after reimbursement and                          1.20%
  fees paid indirectly

Expenses before reimbursement and                         3.24%
  fees paid indirectly(1)

Net investment income                                     1.16%

Portfolio turnover                                           4%

Net assets at end of period (000's)                      $2,121


(1) Ratio after expense reimbursement, before fees paid indirectly, is 1.24%





Aegis High Yield Fund
Notes to Financial Statements
June 30, 2004

1.  The Organization
Aegis High Yield Fund (the Fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified open-end management company. The Fund is a series of The Aegis
Funds, a Delaware business trust established July 11, 2003. The Fund commenced operations January 1, 2004. The Fund?s principal investment goal is to seek maximum total return with an emphasis on high current income by investing primarily in a portfolio of corporate bonds rated less than investment grade.

2.  Summary of Significant Accounting Policies
Security valuation. Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined by the Board of Trustees. In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2004, none of the Fund?s net assets were fair valued in accordance with the procedures adopted by the Board. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund?s advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

Cash. Cash includes deposits held at the Fund?s custodian in a variable rate account at the applicable interest rate.

Federal income taxes. The Fund?s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to shareholders. Therefore, no federal income tax provision is required.

Expenses paid indirectly. Credits earned on temporarily uninvested cash balances at the custodian are used to reduce the Fund?s custody charges.

Custody expense in the statement of operations is presented before the reduction for credits, which were $739 for the period ended June 30, 2004.

Distributions to shareholders. Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

Use of estimates. The Fund?s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Other. The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund?s understanding of the applicable country?s tax rules and rates.

In the normal course of business, the Fund enters into contracts That contain a variety of representations, which provide general indemnifications. The Fund?s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Affiliated Entities
The Fund entered into an investment management and advisory services agreement (the Agreement) with Aegis Financial Corporation (the Advisor) that provides for fees to be computed at an annual rate of 0.90% of the Fund?s average daily net assets. The Agreement provides for an expense reimbursement from the Advisor if the Fund?s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.20% of the Fund?s average daily net assets. The Agreement shall remain in force through December 31, 2005 and may be renewed for additional two-year periods thereafter. Either party may terminate the Agreement anytime upon sixty (60) days written notice to the other party. During the period ended June 30, 2004, the Advisor reimbursed the Fund $17,152.

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund's expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.20% and the repayment is made within three years after the year in which the Advisor incurred the expense. The fees reimbursed by the Advisor subject to recapture in varying amounts under this agreement at June 30, 2004 are $17,152.

The Fund entered into an agreement with BGB Fund Services, Inc.
effective January 1, 2004 to provide fund accounting, administration, transfer agency and shareholder services to the Fund at an annual rate of 0.25% of the Fund?s average daily net assets.

Certain officers and trustees of the Fund are also officers and trustees of the Advisor. The Fund pays each trustee not affiliated with the Advisor fees in cash or Fund shares for attended board and committee meetings.

4.  Investment Transactions
Purchases and sales of investment securities, excluding accrued interest, were $1,124,938 and $37,094, respectively, for the period ended June 30, 2004. The specific identification method is used to determine tax cost basis when calculating realized gains and losses.

The Fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities. For the period ended June 30, 2004, no dividend income, no interest income, and no net realized gain reflected in the accompanying financial statements resulted from transactions with affiliated companies.

5.  Distributions to Shareholders
Distributions of net investment income, if any, are made monthly.
Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book/tax differences without impacting the net asset value of the Fund.

For the period ending February 29, 2004, the Fund made no distributions to shareholders. For the period commencing March 1, 2004 and ending June 30, 2004, the Fund paid monthly distributions of its net investment income at a rate of two cents per share, for a total of eight cents per share.



Fund Trustees
                                                Business Experience
                                                and Trusteeships
Name, Age and Address        Position           During the Past 5 Years

William S. Berno* (50)       President,         President and Managing
1100 North Glebe Road        Trustee            Director of Aegis Financial
Suite 1040                                      Corporation since 1994;
Arlington, Virginia 22201                       President and Director of
                                                the Aegis Value Fund, Inc.
                                                since 1997.  Trustee of
                                                the Fund since 2003.

Scott L. Barbee* (33)        Treasurer,         Treasurer and Managing
1100 North Glebe Road        Trustee            Director of Aegis Financial
Suite 1040                                      Corporation since 1997;
Arlington, Virginia  22201                      Treasurer and Director of
                                                the Aegis Value Fund,
                                                Inc. since 1997.  Trustee
                                                of the Fund since 2003.

Edward P. Faberman (58)      Trustee            Attorney with the firm of
Ungaretti & Harris                              Ungaretti & Harris since
1500 K Street N.W.                              1996; Director of the
Suite 250                                       Aegis Value Fund, Inc.
Washington, DC  20005                           since 1997.  Trustee of
                                                the Fund since 2003.

Eskander Matta (34)          Trustee            VP of Enterprise Internet
Wells Fargo & Co.                               Services, Wells Fargo & Co.
550 California Street                           since 2002; Director of
2nd Floor                                       Strategic Consulting with
San Francisco, California  94111                Cordiant Communications,
                                                2001-2002; Director of
                                                Strategic Consulting,
                                                Organic, Inc. 1999-2001;
                                                Director of the Aegis Value
                                                Fund, Inc. since 1997;
                                                Trustee of the Fund
                                                since 2003.

Albert P. Lindemann III (42)  Trustee           Director, Faison
121 West Trade Street                           Enterprises, since 2000;
Suite 2550                                      Real estate development,
Charlotte, North Carolina  28202                Trammell Crow Co., 1995-
                                                2000; Director of the
                                                Aegis Value Fund, Inc.
                                                since 2000; Trustee of
                                                the Fund since 2003.


Paul Gambal* (45)             Secretary         Chairman, Secretary and
1100 North Glebe Road                           Managing Director of
Suite 1040                                      Aegis Financial Corporation
Arlington, VA  22201                            since 1994; Secretary of the
                                                Aegis Value Fund, Inc.
                                                since 1997; Secretary of
                                                the Fund since 2003.

* indicates persons who are affiliated with Aegis Financial Corporation, the Fund?s investment advisor, and are therefore considered interested persons under the Investment Company Act of 1940, Section (2)(a).

The Fund?s Statement of Additional Information includes additional information about Fund trustees and is available, without charge, by calling the Fund?s toll-free phone number, (800)528-3780.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund?s toll-free telephone number 800-528-3780.



Aegis High Yield Fund
1100 North Glebe Road, Suite 1040
Arlington, Virginia  22201
Phone:  (800) 528-3780
Fax:  (703) 528-1395
Internet:  www.aegisfunds.com

Board of Trustees
Scott L. Barbee
William S. Berno
Edward P. Faberman
Albert P. Lindemann III
Eskander Matta

Officers
William S. Berno, President
Scott L. Barbee, Treasurer
Paul Gambal, Secretary

Investment Advisor
Aegis Financial Corporation
1100 North Glebe Road, Suite 1040
Arlington, Virginia  22201

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri  64106
Independent Auditors
Briggs Bunting & Dougherty, LLP
Two Penn Center Plaza, Suite 820
Philadelphia, Pennsylvania  19102

Counsel
Dechert Price and Rhoads
1775 Eye Street, N.W.
Washington, D.C.  20006